UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2025

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TPI Composites, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-37839	20-1590775
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9200 E. Pima Center Parkway, Suite 250

Scottsdale, Arizona 85258

(Address of Principal Executive Offices) (Zip Code)

(480) 305-8910

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	TPIC	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously announced, TPI Composites, Inc. (the “Company”) entered into a Cooperation Agreement (the “Cooperation Agreement”) with Dere Construction Taahhut A.S., Zeki Bora Turan, Emre Birhekimoglu and Alp Kirmizioglu (collectively with each of their respective affiliates and associates, the “Investor Group”) on February 27, 2025. Also as previously announced, the Company and the Investor Group entered into a First Amendment to the Cooperation Agreement (the “First Amendment”) on March 26, 2025. Pursuant to the Cooperation Agreement, as amended by the First Amendment, the Company agreed to extend the deadline for notice of director nominations for consideration at the 2025 annual meeting of stockholders of the Company (the “2025 Annual Meeting”) to April 30, 2025 and the Investor Group agreed to certain standstill provisions until April 30, 2025.

On April 29, 2025, the Company and the Investor Group entered into a Second Amendment to the Cooperation Agreement (the “Second Amendment”) in order to (i) further extend the deadline for notice of director nominations for consideration at the 2025 Annual Meeting to May 30, 2025 and (ii) further extend the effectiveness of the standstill provisions applicable to the Investor Group that are contained in the Cooperation Agreement until May 30, 2025.

The foregoing summary of the Cooperation Agreement, the First Amendment and the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference, and (i) the original Cooperation Agreement, a copy of which was attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K that was filed with the Securities and Exchange Commission on February 27, 2025 and (ii) the First Amendment, a copy of which was attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K that was filed with the Securities and Exchange Commission on March 27, 2025.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 29, 2025, the Board of Directors of the Company extended the deadline for notice of director nominations for consideration at the 2025 Annual Meeting to May 30, 2025 pursuant to the Company’s Third Amended and Restated Bylaws (the “Bylaws”). Notices of director nominations submitted at or prior to 5:00 p.m. Mountain Standard Time on May 30, 2025 will be considered timely, provided that such notice otherwise complies with the relevant provisions of the Bylaws and applicable law. The extension of the advance notice deadline is applicable only with respect to nominations of persons for election to the Board of Directors of the Company at the 2025 Annual Meeting.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1	Second Amendment to Cooperation Agreement, dated April 29, 2025, by and among the Company and the Investor Group
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TPI Composites, Inc.

Date: April 30, 2025	By:	/s/ William E. Siwek
William E. Siwek
President and Chief Executive Officer